Summary Prospectus
Touchstone Global Real Estate Fund	January 30, 2016

Class A Ticker: TGAAX Class C Ticker: TGACX
Class Y Ticker: TRFYX Institutional Class Ticker: TRFIX

Before you invest, you may want to review the Fund’s prospectus, which contains information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 30, 2016, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund’s prospectus and other information about the Fund, go to TouchstoneInvestments.com/literature-center, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

TOUCHSTONE GLOBAL REAL ESTATE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Global Real Estate Fund (the “Fund”) seeks income and capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 86 and in the Fund’s Statement of Additional Information (“SAI”) on page 68.

	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	1.02%	1.37%	1.25%	0.68%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	2.08%	3.18%	2.06%	1.49%
Fee Waiver or Expense Reimbursement(2)	(0.68)%	(1.03)%	(0.91)%	(0.49)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(2)	1.40%	2.15%	1.15%	1.00%
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(1)Total Annual Fund Operating Expenses have been restated to reflect Acquired Fund Fees and Expenses and will differ from the ratio of expenses to average net assets that is included in the Fund’s annual report for the fiscal year ended September 30, 2015.
(2)Touchstone Advisors, Inc. and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.39%, 2.14%, 1.14%, and 0.99% of average monthly net assets for Classes A, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective

Touchstone Global Real Estate Fund

through January 29, 2017, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$709	$318	$117	$102	$218
3 Years	$1,127	$884	$558	$423	$884
5 Years	$1,570	$1,575	$1,025	$767	$1,575
10 Years	$2,796	$3,414	$2,317	$1,738	$3,414

Portfolio Turnover.  The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in real estate equity securities of U.S. and foreign companies without regard to market capitalization.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  For purposes of this Fund, real estate equity securities include common stocks, preferred stocks, and other equity securities issued by real estate investment trusts (“REITs”) and other real estate operating companies that derive the majority of their revenue from the direct or indirect ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate.  The Fund will invest significantly (generally 40% or more of the Fund’s assets) in real estate equity securities of companies domiciled outside the United States or with a majority of their assets or real estate activities outside the United States.

The Fund’s sub-advisor, Forum Securities Limited (“Forum Securities”), will seek to achieve returns that are equal to or greater than the Fund’s benchmark index, the FTSE EPRA/NAREIT Developed Index (the “Index”) before expenses, while generating current income that is in excess of that of the Index and experiencing volatility that is below that of the Index.  Forum Securities will utilize proprietary return and risk models to select investments that have either high and sustainable dividends or a combination of characteristics believed by Forum Securities to enable the investments to generate sustainable returns in excess of the Index.  These characteristics include market positioning, property quality, management expertise, business model and structure, financial management, and valuation.  It is anticipated that these characteristics will vary in significance over time as global and regional economic cycles fluctuate.

Forum Securities will sell a security if it achieves the targeted total return, the current return no longer warrants investment given Forum Securities' perception of the inherent risks, or if the investment team feels that better returns can be achieved elsewhere. Factors that may impact the expected return and risk outlook are:

•	The fundamental characteristics of the company change;

•	The evolution of the business cycle changes the long term prospects for the company;

•	Management deviates from the stated business plan;

•	Management adopts policies the investment team either deems to be unfriendly to shareholders, or believes will destroy value for existing shareholders; and

•	The security’s valuation is excessive relative to those of its peers or Forum Securities’ internally derived value.

Touchstone Global Real Estate Fund

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.  The Fund concentrates its investments in the real estate industry.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events may not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country. There is a risk that issuers of foreign securities may not be subject to accounting standards or governmental supervision comparable to those to which U.S. companies are subject and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. In addition, it may be more difficult and costly for the Fund to seek recovery from an issuer located outside the United States in the event of a default on a portfolio security or an issuer’s insolvency proceeding.

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Emerging Markets Risk:  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in securities of issuers located in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.  Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Touchstone Global Real Estate Fund

Real Estate Industry Risk:  Since the Fund’s investments are concentrated in the real estate industry, they are subject to the risk that the real estate industry will underperform the broader market, as well as the risk that issuers in the industry will be similarly impacted by market conditions, legislative or regulatory changes, or competition. The real estate industry is particularly sensitive to economic downturns and changes in credit markets.  The values of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general.

REITs Risk: REITs are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans.  REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values and rental rates, increases in property taxes, operating expenses, rising interest rates or competition, overbuilding, zoning changes, and losses from casualty or condemnation.  REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

This Fund should only be purchased by investors seeking income and capital appreciation who can withstand the share price volatility of global real estate investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year, five years and since inception compare with the FTSE EPRA/NAREIT Developed Index and the S&P 500 Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Global Real Estate Fund — Class A Total Return as of December 31

Best Quarter: Third Quarter 2010 18.76% Worst Quarter: Third Quarter 2011 (18.15)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-advantaged account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Touchstone Global Real Estate Fund

Average Annual Total Returns
For the period ended December 31, 2015

	1 Year	5 Years	Since Inception (9-30-09)
Touchstone Global Real Estate Fund — Class A
Return Before Taxes	(8.91)%	4.92%	7.78%
Return After Taxes on Distributions	(10.01)%	2.05%	4.84%
Return After Taxes on Distributions and Sale of Fund Shares	(4.86)%	2.77%	5.04%
Touchstone Global Real Estate Fund — Class C
Return Before Taxes	(4.96)%	5.37%	8.00%
Touchstone Global Real Estate Fund — Class Y
Return Before Taxes	(3.06)%	6.45%	9.09%
Touchstone Global Real Estate Fund — Institutional Class
Return Before Taxes	(2.89)%	6.60%	9.24%
FTSE EPRA/NAREIT Developed Index (reflects no deductions for fees, expenses or taxes)	0.05%	7.96%	10.28%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	1.01%	12.39%	13.54%

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Forum Securities Limited	Dan Pine	Since 2013	Managing Director
	Jana Sehnalova	Since 2013	Managing Director
	Douglas Funke	Since 2013	Managing Director

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A and C shares may be purchased and sold directly through Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Institutional Class shares are available through Touchstone Securities or your financial intermediary. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling

Touchstone Global Real Estate Fund

1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to pay dividends and make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-advantaged account, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-advantaged account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TSF-56-TFGT-TGAAX-1601